Exhibit 10.5

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

TABOOLA (HONG KONG) LTD.
TRADING TERMS

These Trading Terms and Conditions for **Taboola (Hong Kong) Limited** ("Taboola") and **Mediaon Limited**, on its behalf and on behalf of its Advertisers or agency clients (collectively, "Advertisers"), subsidiary or parent (collectively, "Agency"), shall set forth the terms pursuant to which Agency shall receive certain services, including, without limitation, discounts or commissions from Taboola upon mutual agreement of the parties (the "Trading Terms") in return for certain commitments by and services from Agency. The Trading Terms will be governed by the Taboola Digital Advertising Terms and Conditions located at http://www.taboola.com/documents/hong-kong-media-terms-and-conditions.pdf ("Terms and Conditions"), any additional insertion orders executed by the parties as shown in Exhibit A attached hereto (each, an "Insertion Order"), and Taboola's Advertising Policies located at http://www.taboola.com/advertising-policies (collectively, the "Agreement"), and shall govern any orders to run Campaigns on the Taboola Network as authorized by Agency. All capitalized terms not otherwise defined herein are defined in the Insertion Order or Terms and Conditions into which these Trading Terms are incorporated by reference. If there is a conflict between the documents that make up this Agreement, the documents will control in the following order: first the Trading Terms, second the Insertion Order, and third the Terms and Conditions.

A. Annual Media Budget.

1. Agency Spend.

   a. Agency agrees that during the Term (as defined below), Agency will purchase media buys for video and sponsored content Campaigns to run on the Taboola Network, by itself or through its Advertisers that will each authorize Campaigns to run on the Taboola Network through a signed Insertion Order in the form of Exhibit A attached hereto (collectively, the "Agency Spend").

   b. The Agency Spend shall consist of both video and sponsored content Campaigns.

   c. Agency agrees and acknowledges that the only media spend by Agency and its Advertisers that will count toward the Agency Spend are Campaigns that are run through Taboola's managed accounts or direct sold accounts. For clarity, programmatic purchases through private marketplace auctions, DSP exchanges, SSP exchanges or DMP platforms whether through real time auction or non-real time auction methods shall be excluded from the media spend and will not count toward the Agency Spend.

   d. Agency further agrees and acknowledges that media buys by or on behalf of China Advertisers that target markets other than Hong Kong will not count towards the Agency Spend. For clarity, media buys by or on behalf of China Advertisers that target any other market shall be excluded from the media spend and will not count toward the Agency Spend and Taboola shall have the sole and absolute discretion to determine if an Advertiser is a China Advertiser. For the purpose of this Agreement, the term "China Advertisers" means any Advertiser, including any of its affiliates, resellers and agents, with a business registered or operating in China, whether or not such Advertiser (including any of its affiliates, resellers and agents) has a business registered or operating in Hong Kong. Taboola shall have the sole and absolute discretion to determine if any Advertiser is a China Advertiser.

B. Rebate

1. Rebate. For each calendar quarter of the Term, Agency will be eligible to receive a percentage invoice credit on the portion of Agency Spend for managed accounts or direct sold ads, as shown in the table below (the "Rebate"), to be paid thirty (30) days immediately following the relevant calendar quarter in which the Rebate was earned and upon Taboola's receipt of an invoice from Agency.

2. Agency's entitlement the Rebate is summarized in the table directly below:

Agency Spend and Rebates	
Agency Spend (HKD)	**Rebate (%)**
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

3. In any calendar quarter in which Agency is eligible to receive a higher percentage of Rebate than it received in the previous calendar quarter for Agency's accumulated Agency Spend, Taboola will pay Agency the difference between the higher Rebate Agency is entitled to receive and the Rebate already received by Agency in the previous quarter(s).

   [****]

4. Agency's actual Agency Spend during the Term will be measured as reported in Taboola's analytics and management dashboards ("Analytics Dashboard") and determined by Taboola.

C. Onboarding and Certification Fees

1. Onboarding and Certification Fee: In addition to the Rebate, Agency may be eligible to receive an additional percentage invoice credit on the portion of Agency Spend for managed accounts or direct sold ads, as shown in the table below (the "Onboarding and Certification Fees"), as follows:

   [****]

   [****]

2. Agency's actual Agency Spend during the Term will be measured as reported in Taboola's analytics and management dashboards ("Analytics Dashboard") and determined by Taboola.

D. Rebate Payment Terms.

Taboola shall issue the Rebate and the Onboarding and Certification Fees (if any) within thirty (30) days' of Taboola's receipt of Agency's invoice following the Term in which the Rebate or Onboarding and Certification Fees were earned.

Agency shall not be eligible to receive the Rebate in the event that (i) there are any outstanding late payments due from Agency to Taboola in connection with any Campaigns at the time the Rebate is due to be paid to Agency, (ii) Agency has accumulated debt to Taboola during the Term, or (iii) Agency is in breach of this Agreement.

E. Reporting.

Agency agrees that all reporting will be managed by Taboola via the Analytics Dashboard and shall be the definitive measurement for invoicing and reporting. Agency acknowledges that Taboola shall invoice Agency reflecting the Agency's actual media spend for the applicable Campaign Period as reflected in Analytics Dashboard and pursuant to the terms of each applicable Insertion Order.

F. Term and Termination.

The parties agree that the term of these Trading Terms will commence as of the [****] (the "Effective Date") and will continue until [****] ("Term"), unless terminated by either party as set forth herein.

Either party may terminate these Trading Terms (i) for convenience for any reason or no reason upon fourteen (14) days prior written notice (email shall be sufficient) or (ii) immediately upon written notice in the event that the other party fails to cure a breach of these Trading Terms that is capable of being cured within forty-eight (48) hours of its receipt of written notice thereof (email shall be sufficient).

AGREED AND ACCEPTED:

Taboola (Hong Kong) Ltd.

NAME:

POSITION:

for and on behalf of
Taboola (Hong Kong) Limited

authorized signature(s)

Kris Loo

Signed: ....

Date: 01 / 06 / 2024

Mediaon Limited

NAME: Jerry Chan

POSITION: CEO

Mediaon Limited 美迪安廣告傳媒有限公司

Signed: ....

Date: Jan 23, 2024

EXHIBIT A
FORM OF INSERTION ORDER

Taboola

DIGITAL ADVERTISING INSERTION ORDER

This Digital Advertising Insertion Order between ______________________ ("Advertiser"), on behalf of itself, or ______________________ ("Agency"), as agent for Advertiser, and Taboola (Hong Kong) Limited ("Taboola") shall set forth the terms pursuant to which Advertiser shall receive services from Taboola. This Digital Advertising Insertion Order, and any additional insertion orders or additional campaigns authorized by Advertiser to run on the Taboola Network, via Taboola's analytics and management dashboard (the "Analytics Dashboard") or via email or otherwise, along with Taboola's Terms and Conditions to Distributing Content on the Taboola Network, which Taboola reserves the right to update periodically, and Taboola's Advertising and Data Use Policies, (each, defined in Section 5 below), (collectively, the "Agreement"), shall govern the relationship between Advertiser and Taboola for any orders to run Advertiser Content on the Taboola Network (each a "Campaign") as authorized by Advertiser.

1. General Information*:	
Advertiser's Registered Legal Business Name:	
Business Type: ☐ Company ☐ Sole Trader/Individual ☐ Not-for-Profit Organization	
Country of Company Registration:	Main Contact Name:
Office Street:	Main Contact Title:
	Main Contact Phone:
Office City:	Main Contact Email:
Office Province/Region:	Office Country:
Office Postal Code:	Taboola Rep Name:

*If this Agreement is being signed by the Agency, this Section should be filled out with the Agency's information. If this Section is being signed by the Advertiser, this Section should be filled out with the Advertiser's information.

2. General Campaign Information ("Campaign")*:		
Budget per Campaign Period**:	Daily Caps, if any**:	
Budget Comments:	Campaign Start Date:	Campaign End Date:
Pricing Model:	Platform Targeting:	
Unit Cost**:	Geo-Targeting:	
Flighting:	If Geo-Targeting is "Other":	
Goals:	Tracking Parameter:	
Additional Tracking:	CPA/PPV/VV Goal:	
Additional IO Notes:		

* It is understood and agreed that the foregoing is subject to change either through additional insertion orders, email, or Taboola's "Analytics Dashboard" analytics platform.
** It is understood and agreed that this is an average daily cap measured over the calendar month and that actual daily spend may be up to double this amount.

3. Campaign Content:	
Company Website URL:	Creative Optimization OK?
Sample Landing Page URL or RSS feeds:	

4. Payment Information*:	
Billing Entity Name:	Billing Street:
Billing Contact Name:	Billing City:
Billing Contact Email:	Billing Province/Region:
Secondary Contact Email:	Billing Postal Code:
Company Phone:	Billing Country:
VAT Number:	PO Number:

Business Registration Number:	Payment Terms:
Billing Currency:	Special Requests re: mailing of invoices:
Payment Method and Applicable Fees**:	
Country of Credit Card:	

* This section should be filled out with the details of the legal entity or individual that will pay Taboola invoices, regardless which entity signed the Agreement.
**All payments made by credit card will incur a processing fee of 2.0% - 3.5% (region depending) per transaction, which will be reflected in the invoice.

5. Terms and Conditions	
Taboola's Terms and Conditions to Distributing Content on the Taboola Network:	http://www.taboola.com/documents/hong-kong-media-terms-and-conditions.pdf
Taboola's Advertising Policies:	http://www.taboola.com/advertising-policies
Taboola's Advertiser Data Use Policy:	https://www.taboola.com/advertiser-data-use-policy

ACCEPTED AND AGREED:

Taboola (HONG KONG) Limited

X____________________________

Name: ____________________________

Title: ____________________________

Date ("Effective Date"): ______________

Address for notices to Taboola:

401 Jardine House
1 Connaught Place
Central, Hong Kong

With a copy to:

Taboola, Inc.
16 Madison Square West, 7th Floor
New York, New York 10010 USA

legal@taboola.com

Advertiser OR
AGENCY AS AGENT FOR ADVERTISER:

X____________________________

Name: ____________________________

Title: ____________________________

Date: ____________________________

Address for notices to ADVERTISER:

____
____
____

AGENT ON BEHALF OF ITSELF WITH RESPECT TO AGENCY SPECIFIC OBLIGATIONS HEREIN:

X____________________________

Name: ____________________________

Title: ____________________________

Date: ____________________________

Address for notices to AGENT:

____
____
____